SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  October 27, 1997
(Date of earliest event reported)


                        Asset Securitization Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                  33-49370-06                13-3672337
--------------------------------------------------------------------------------
(State or Other               (Commission             (I.R.S. Employer
Jurisdiction of               File Number            Identification No.)
 Incorporation



        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

Item 5. Other Events.

     Attached as an exhibit to this Current Report are certain materials (the "Computational Materials") furnished to Asset Securitization Corporation (the "Registrant") by Nomura Securities International, Inc. (the "Underwriter"), in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1997-D5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99502) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

       Item 601(a) of Regulation 5-K Exhibit
               Exhibit No.                                 Description
      ---------------------------------------        -----------------------
                   99                                Computational Materials

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ASSET SECURITIZATION CORPORATION


                                       By:  /s/Marlyn Marincas
                                            ------------------
                                            Marlyn Marincas
                                            Vice President

Date:  October 27, 1997

0185271.01

                                  Exhibit Index



                     Item 601(a) of
                     Regulation  S-K
Format               Exhibit No.            Description
------               -----------            -----------

P                    99                     Computational Materials

                                                                       EXHIBIT 1

                                                         Computational Materials